[USAA LOGO APPEARS HERE. (REGISTERED TRADEMARK)]






                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------
                             USAA INCOME STOCK FUND
--------------------------------------------------------------------------------
                                JANUARY 31, 2001









TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      FAREWELL FROM MICKEY ROTH                                         2
      MESSAGE FROM THE PRESIDENT                                        3
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGER                                          5
      FINANCIAL INFORMATION
         Portfolio of Investments                                       7
         Notes to Portfolio of Investments                             12
         Statement of Assets and Liabilities                           13
         Statement of Operations                                       14
         Statements of Changes in Net Assets                           15
         Notes to Financial Statements                                 16








IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INCOME STOCK FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA WITH THE EAGLE IS REGISTERED IN THE U.S. PATENT & TRADEMARK OFFICE. (COPYRIGHT)2001, USAA. ALL RIGHTS RESERVED.









                  USAA FAMILY OF FUNDS SUMMARY

FUND TYPE/NAME                RISK
----------------------------------------------
            CAPITAL APPRECIATION
----------------------------------------------
Aggressive Growth*            Very high
Capital Growth                Very high
Emerging Markets              Very high
First Start Growth            Moderate to high
Gold                          Very high
Growth                        Moderate to high
Growth & Income               Moderate
International                 Moderate to high
Science & Technology          Very high
Small Cap Stock               Very high
World Growth                  Moderate to high
----------------------------------------------
              ASSET ALLOCATION
----------------------------------------------
Balanced Strategy             Moderate
Cornerstone Strategy          Moderate
Growth and Tax Strategy       Moderate
Growth Strategy               Moderate to high
Income Strategy               Low to moderate
----------------------------------------------
              INCOME - TAXABLE
----------------------------------------------
GNMA Trust                    Low to moderate
High-Yield Opportunities      High
Income                        Moderate
Income Stock                  Moderate
Intermediate-Term Bond        Low to moderate
Short-Term Bond               Low
----------------------------------------------
             INCOME - TAX EXEMPT
----------------------------------------------
Long-Term                     Moderate
Intermediate-Term             Low to moderate
Short-Term                    Low
State Bond/Income             Moderate
----------------------------------------------
                  INDEXES
----------------------------------------------
Extended Market Index         High
Global Titans Index           Moderate to high
Nasdaq-100 Index              Very high
S&P 500 Index                 Moderate
----------------------------------------------
                MONEY MARKET
----------------------------------------------
Money Market                  Low
Tax Exempt Money Market       Low
Treasury Money Market Trust   Low
State Money Market            Low
----------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT OR INDEX FUNDS. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

*CLOSED TO NEW INVESTORS.









FAREWELL FROM MICKEY ROTH

[PHOTOGRAPH OF MICHAEL J.C. ROTH, CFA, APPEARS HERE.]

Dear Investor,

After almost 15 years as chief executive officer of USAA Investment Management Company, I have decided to retire. I have often noted that I've been very fortunate to work in a profession that I love in a job that fascinates me. Over the last decade and a half my colleagues and I, and you, have grown our company from a small mutual fund firm with an even smaller brokerage service into a nationally recognized investment company. By serving you, we have built a company whose future is more exciting than even the past few years have been. I am proud of the special bond we have with you, our member.

I am pleased to announce that Chris Claus will assume the leadership of IMCO. Chris joined USAA in 1994 and served most recently as senior vice president of Investment Sales and Service. In this position he oversaw both mutual funds and brokerage services. I am certain he will guide this company with great skill and energy.

It has been my pleasure and honor to serve you.

Sincerely,

Michael J.C. Roth, CFA



USAA BROKERAGE SERVICES IS A DISCOUNT BROKERAGE SERVICE OF USAA INVESTMENT MANAGEMENT COMPANY, A MEMBER OF THE NASD.











MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, CHRISTOPHER W. CLAUS, APPEARS HERE.]

--------------------------------------------------------------------------------
- Served USAA from 1994-2000 as head of Investment Sales and Service

- Before joining USAA, was vice president of Equity Trading and Retirement Plans at Norwest Investment Services, Inc. (NISI) in Minneapolis, Minnesota

- Holds a master of business administration degree from the University of St. Thomas in St. Paul, Minnesota, and a bachelor of business administration degree from the University of Minnesota

- Holds NASD Series 7, 63, 24, 4, and 53 securities licenses

- Active member of the Mutual Fund Education Alliance and the Securities Industry Association

- Married with three children
--------------------------------------------------------------------------------

Dear Investor,

I am honored to succeed Mickey Roth as president and chief executive officer of USAA Investment Management Company and welcome the challenge of leading this company to even higher levels of performance and service to you. With the help of IMCO's strong and dedicated management team, we plan to build on the solid foundation that Mickey created for this company during his many years of service.

Our direction for IMCO is straightforward: excellent products and services, convenience, and value for our investors. We want to enhance our existing services and offer new features to make it easier for you to do business. One example is the USAA Investment Account -- a money management concept, long envisioned by Mickey, that we're now building. The account will allow you to hold both USAA mutual funds and brokerage investments in one consolidated account. This will give you one account number for all your investments, one consolidated statement, and overall simplicity and convenience for your money management.

I have always believed that strong investment performance, coupled with USAA's commitment to world-class service, will serve the needs of our investors. All of us at IMCO will work diligently to continue to make this happen.

On behalf of IMCO, I thank you for giving us the opportunity to deliver products and services at an exceptional value. I appreciate your support and continued business.

Sincerely,

Christopher W. Claus

PRESIDENT AND
VICE CHAIRMAN OF THE BOARD









INVESTMENT REVIEW

USAA INCOME STOCK FUND

OBJECTIVE: Current income with the prospect of increasing dividend income and the potential for capital appreciation.

TYPES OF INVESTMENTS: Invests principally in common stocks of well-established, large companies with above-average dividend yields.

--------------------------------------------------------------------------------
                                           1/31/01              7/31/00
--------------------------------------------------------------------------------
  Net Assets                           $1,984.4 Million     $1,882.7 Million
  Net Asset Value Per Share                 $18.62               $17.63
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
--------------------------------------------------------------------------------
   7/31/00 to 1/31/01       1 YEAR            5 YEARS           10 YEARS
         10.28%(+)          14.02%            12.63%             13.43%
--------------------------------------------------------------------------------

(+) TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.







                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund, the S&P 500 Index, and the Lipper Equity Income Funds Average, for the period of 01/31/1991 through 01/31/2001. The data points from the graph are as follows:

             USAA INCOME                                  LIPPER EQUITY INCOME
             STOCK FUND             S&P 500 INDEX             FUNDS AVERAGE
             -----------            -------------         --------------------

01/31/91       $10,000                 $10,000                  $10,000
07/31/91        11,207                  11,457                   11,383
01/31/92        12,389                  12,265                   12,265
07/31/92        13,250                  12,920                   13,101
01/31/93        13,524                  13,560                   13,746
07/31/93        14,570                  14,045                   14,733
01/31/94        15,354                  15,303                   15,945
07/31/94        14,685                  14,769                   15,512
01/31/95        15,133                  15,383                   15,657
07/31/95        17,449                  18,619                   18,133
01/31/96        19,459                  21,324                   20,593
07/31/96        19,755                  21,701                   20,792
01/31/97        23,251                  26,938                   24,567
07/31/97        25,969                  33,010                   29,030
01/31/98        28,276                  34,184                   30,275
07/31/98        29,418                  39,382                   32,355
01/31/99        31,296                  45,298                   33,556
07/31/99        33,258                  47,338                   35,760
01/31/00        30,928                  49,982                   33,500
07/31/00        31,978                  51,583                   34,307
01/31/01        35,265                  49,532                   37,940

DATA FROM 01/31/91 THROUGH 01/31/01.

THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA INCOME STOCK FUND TO THE S&P 500 INDEX AND THE LIPPER EQUITY INCOME FUNDS AVERAGE. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX. THE LIPPER EQUITY INCOME FUNDS AVERAGE IS AN AVERAGE PERFORMANCE LEVEL OF ALL MIXED EQUITY AND INCOME FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.











MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF THE PORTFOLIO MANAGER, STEPHAN J. KLAFFKE, CFA, APPEARS HERE.]

HOW DID THE FUND PERFORM FROM JULY 31, 2000, TO JANUARY 31, 2001?

The USAA Income Stock Fund was up 10.28% over the past six months and 14.02% over the past year, according to Lipper Analytical Services, Inc. The Fund ranked 78 out of 242, 65 out of 131, and 33 out of 50 funds in the Lipper Equity Income Fund category for the one-, five-, and 10-year periods ending January 31, 2001, respectively. Lipper rankings are based on total returns.

WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THE PERIOD?

The performance of the S&P 500 Index shifted dramatically over the past six months, as investors began to question growth rates of technology stocks. While many questions remain about the overall economy, investors have been comforted by the Federal Reserve Board's (the Fed's) lowering of interest rates in January of this year. The Fund's lower-than-average technology weighting and diversified portfolio have netted it an above-average return over this period.


REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE AND S&P 500 INDEX DEFINITIONS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


WHAT WERE YOUR  STRATEGIES  AND  TECHNIQUES  FOR BUYING AND  SELLING  DURING THE
PERIOD?

The six-month period ending January 31, 2001, was a mirror image of last year. A slowing economy took its toll on high-multiple stocks and rewarded the broader market, with the average stock in the S&P 500 Index generating positive returns. In contrast, last year the technology sector had great performance at the expense of all other sectors. The best performing sectors of the Fund were health-care, financial, and utilities. The health-care and utilities sectors benefited from good fundamentals and safe-haven status, as investors feared the impact of a slowing economy. The financial sector benefited from the Fed's lowering of interest rates. The underperforming sectors for the Fund were technology and consumer cyclicals. The technology sector was affected by investor concern over the future performance of the economy and its impact on profits and growth rates. The consumer cyclical sector was mainly affected by Ford Motor Company's tire-related problems.

WHAT IS THE OUTLOOK?

As we write this report, the economy appears on the cusp of a recession, something not seen for more than 10 years. Still, many investors believe that the Fed's aggressive lowering of interest rates will orchestrate a soft landing. To that end, investors have been looking through current soft earnings reports with an eye toward a bounce in the economy during the second half of the year. We remain cautious but believe that our investment strategy has the potential to generate solid long-term results for you, our shareholder.





-----------------------------------------   ------------------------------------
        TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
          (% OF NET ASSETS)                          OF EQUITY HOLDINGS
-----------------------------------------            (% OF NET ASSETS)
Verizon Communications, Inc.         5.6%   ------------------------------------
Texaco, Inc.                         4.3    Telephones                      8.6%
Ford Motor Co.                       3.5    Banks - Major Regional          8.3
PNC Financial Services Group, Inc.   3.3    Oil - International Integrated  8.1
National Fuel Gas Co.                3.2    Electric Utilities              6.8
Bristol-Myers Squibb Co.             3.1    Banks - Money Center            6.7
American Home Products Corp.         3.0    Natural Gas Utilities           6.6
Washington Mutual, Inc.              2.9    Health Care - Diversified       6.1
Citigroup, Inc.                      2.8    Foods                           4.4
Bank of America Corp.                2.7    Automobiles                     3.5
-----------------------------------------   Real Estate Investment Trusts   3.1
                                            ------------------------------------

YOU WILL FIND A COMPLETE LISTING OF THE SECURITIES THAT THE FUND OWNS ON PAGES 7-11.











USAA INCOME STOCK FUND

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)

                                                                         MARKET
  NUMBER                                                                 VALUE
 OF SHARES                   SECURITY                                    (000)
--------------------------------------------------------------------------------
                              COMMON STOCKS (92.1%)

            AEROSPACE/DEFENSE (2.4%)
  664,300   B.F. Goodrich Co.                                         $   23,915
  700,000   Lockheed Martin Corp.                                         24,276
--------------------------------------------------------------------------------
                                                                          48,191
--------------------------------------------------------------------------------
            ALUMINUM (1.3%)
  700,000   Alcoa, Inc.                                                   25,718
--------------------------------------------------------------------------------
            AUTOMOBILES (3.5%)
2,447,445   Ford Motor Co.                                                68,993
--------------------------------------------------------------------------------
            AUTO PARTS (0.5%)
  545,300   Dana Corp.                                                    10,186
--------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (8.3%)
1,000,000   Bank One Corp.                                                39,200
  750,000   Fleet Boston Financial Corp.                                  32,505
  890,000   PNC Financial Services Group, Inc.                            65,878
  400,000   SunTrust Banks, Inc.                                          26,760
--------------------------------------------------------------------------------
                                                                         164,343
--------------------------------------------------------------------------------
            BANKS - MONEY CENTER (6.7%)
1,000,000   Bank of America Corp.                                         53,820
1,100,000   First Union Corp.                                             37,323
  750,000   J.P. Morgan Chase & Co.                                       41,242
--------------------------------------------------------------------------------
                                                                         132,385
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (0.6%)
  250,000   PepsiCo, Inc.                                                 11,018
--------------------------------------------------------------------------------
            CHEMICALS (1.7%)
  400,000   Dow Chemical Co.                                              13,720
  102,127   du Pont (E. I.) de Nemours & Co.                               4,464
1,000,000   Lyondell Chemical Co.                                         16,250
--------------------------------------------------------------------------------
                                                                          34,434
--------------------------------------------------------------------------------
            CHEMICALS - SPECIALTY (0.4%)
  400,000   International Flavors & Fragrances, Inc.                       8,828
--------------------------------------------------------------------------------
            COMMUNICATIONS EQUIPMENT (1.7%)
  900,000   Nortel Networks Corp. ADR                                     34,407
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (0.5%)
  246,000   Hewlett-Packard Co.                                            9,038
--------------------------------------------------------------------------------
            ELECTRIC UTILITIES (6.8%)
  900,000   Allegheny Energy, Inc.                                        41,067
  805,000   Alliant Energy Corp.                                          24,552
1,100,000   TXU Corp.                                                     41,503
1,085,000   XCEL Energy, Inc.                                             27,635
--------------------------------------------------------------------------------
                                                                         134,757
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (2.8%)
  900,000   General Electric Co.                                          41,400
  300,000   Honeywell International, Inc.                                 14,175
--------------------------------------------------------------------------------
                                                                          55,575
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (0.8%)
  400,000   Intel Corp.                                                   14,800
--------------------------------------------------------------------------------
            ENTERTAINMENT (0.3%)
  200,000   Walt Disney Co.                                                6,090
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (2.8%)
1,000,000   Citigroup, Inc.                                               55,970
--------------------------------------------------------------------------------
            FOODS (4.4%)
1,500,000   ConAgra Foods, Inc.                                           35,100
1,200,000   H.J. Heinz Co.                                                52,548
--------------------------------------------------------------------------------
                                                                          87,648
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (6.1%)
1,000,000   American Home Products Corp.                                  59,100
1,000,000   Bristol-Myers Squibb Co.                                      61,890
--------------------------------------------------------------------------------
                                                                         120,990
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (0.7%)
  200,000   Procter & Gamble Co.                                          14,368
--------------------------------------------------------------------------------
            INSURANCE - LIFE/HEALTH (0.6%)
  250,000   Lincoln National Corp.                                        11,212
--------------------------------------------------------------------------------
            INSURANCE - PROPERTY/CASUALTY (0.5%)
  147,800   Chubb Corp.                                                   10,642
--------------------------------------------------------------------------------
            MACHINERY - DIVERSIFIED (0.5%)
  200,000   Caterpillar, Inc.                                              8,844
--------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (2.2%)
  113,500   Minnesota Mining & Manufacturing Co.                          12,559
1,500,000   Tomkins plc ADR                                               15,030
  200,000   United Technologies Corp.                                     14,996
--------------------------------------------------------------------------------
                                                                          42,585
--------------------------------------------------------------------------------
            NATURAL GAS UTILITIES (5.8%)
1,192,000   National Fuel Gas Co.                                         62,592
1,450,000   NICOR, Inc.                                                   51,707
--------------------------------------------------------------------------------
                                                                         114,299
--------------------------------------------------------------------------------
            OIL - DOMESTIC INTEGRATED (2.6%)
  600,000   Conoco, Inc. "B"                                              16,920
1,500,000   Occidental Petroleum Corp.                                    34,065
--------------------------------------------------------------------------------
                                                                          50,985
--------------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (8.1%)
  984,000   BP Amoco plc ADR                                              50,676
  300,000   Chevron Corp.                                                 24,984
1,400,000   Texaco, Inc.                                                  85,960
--------------------------------------------------------------------------------
                                                                         161,620
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (0.8%)
  400,000   Baker Hughes, Inc.                                            16,540
--------------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS (1.2%)
  750,000   Mead Corp.                                                    22,762
--------------------------------------------------------------------------------
            PUBLISHING/NEWSPAPERS (0.7%)
  920,000   Hollinger International, Inc.                                 14,610
--------------------------------------------------------------------------------
            RAILROADS/SHIPPING (0.6%)
  400,000   CSX Corp.                                                     12,200
--------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (3.1%)
  625,000   Boston Properties, Inc.                                       25,375
  200,000   Franchise Finance Corp. of America                             4,640
  400,000   Highwoods Properties, Inc.                                    10,360
  330,000   Post Properties, Inc.                                         12,619
  350,000   Simon Property Group, Inc.                                     9,216
--------------------------------------------------------------------------------
                                                                          62,210
--------------------------------------------------------------------------------
            RETAIL - DEPARTMENT STORES (0.1%)
  200,000   J.C. Penney Co., Inc.                                          2,794
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (0.4%)
  200,000   Target Corp.                                                   7,596
--------------------------------------------------------------------------------
            SAVINGS & LOAN HOLDING CO. (2.9%)
1,200,000   Washington Mutual, Inc.                                       57,900
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.7%)
  400,000   Vodafone Group plc, ADR                                       13,988
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (0.4%)
  350,000   Sprint Corp.                                                   8,680
--------------------------------------------------------------------------------
            TELEPHONES (8.6%)
  800,000   Qwest Communications International, Inc.*                     33,696
  500,000   SBC Communications, Inc.                                      24,175
2,037,000   Verizon Communications, Inc.                                 111,933
--------------------------------------------------------------------------------
                                                                         169,804
--------------------------------------------------------------------------------
            Total common stocks (cost: $1,342,242)                     1,827,010
--------------------------------------------------------------------------------
                             PREFERRED STOCKS (3.4%)

            DRUGS (1.1%)
  450,000   Pharmacia Corp.,
              6.50% cumulative convertible                                21,753
--------------------------------------------------------------------------------
            MACHINERY - DIVERSIFIED (0.9%)
  800,000   Ingersoll-Rand Co.,
              6.75% cumulative convertible                                18,320
--------------------------------------------------------------------------------
            NATURAL GAS UTILITIES (0.8%)
  200,000   El Paso Energy Corp.,
              4.75% cumulative convertible                                15,600
--------------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (0.6%)
  250,000   Apache Corp.,
              6.50% cumulative convertible                                12,438
--------------------------------------------------------------------------------
            Total preferred stocks (cost: $58,179)                        68,111
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
  (000)
-----------
                         MONEY MARKET INSTRUMENTS (4.4%)

            COMMERCIAL PAPER
  $49,343   Ford Motor Credit, 5.88%, 2/02/2001                           49,335
   37,925   Household Finance Corp., 5.76%, 2/01/2001                     37,925
--------------------------------------------------------------------------------
            Total money market instruments (cost: $87,260)                87,260
--------------------------------------------------------------------------------
            Total investments (cost: $1,487,681)                      $1,982,381
================================================================================









USAA INCOME STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 5.8% of net assets at January 31, 2001.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES

* Non-income producing


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JANUARY 31, 2001
(UNAUDITED)


ASSETS

   Investments in securities, at market value
     (identified cost of $1,487,681)                                 $1,982,381
   Cash                                                                     168
   Receivables:
      Capital shares sold                                                   449
      Dividends                                                           4,144
                                                                     ----------
         Total assets                                                 1,987,142
                                                                     ----------

LIABILITIES

   Securities purchased                                                     960
   Capital shares redeemed                                                  528
   USAA Investment Management Company                                       831
   USAA Transfer Agency Company                                             226
   Accounts payable and accrued expenses                                    202
   Dividends payable on capital shares                                       33
                                                                     ----------
         Total liabilities                                                2,780
                                                                     ----------
            Net assets applicable to capital shares outstanding      $1,984,362
                                                                     ==========

REPRESENTED BY

   Paid-in capital                                                   $1,454,362
   Accumulated undistributed net investment income                        3,550
   Accumulated net realized gain on investments                          31,750
   Net unrealized appreciation of investments                           494,700
                                                                     ----------
            Net assets applicable to capital shares outstanding      $1,984,362
                                                                     ==========
   Capital shares outstanding                                           106,593
                                                                     ==========
   Authorized shares of $.01 par value                                  250,000
                                                                     ==========
   Net asset value, redemption price, and offering price per share   $    18.62
                                                                     ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.











USAA INCOME STOCK FUND

STATEMENT OF OPERATIONS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001
(UNAUDITED)


NET INVESTMENT INCOME

   Income:
      Dividends (net of foreign taxes withheld of $196)                $ 29,125
      Interest                                                            4,095
                                                                       --------
         Total income                                                    33,220
                                                                       --------
   Expenses:
      Management fees                                                     4,871
      Transfer agent's fees                                               1,347
      Custodian's fees                                                      111
      Postage                                                               187
      Shareholder reporting fees                                             47
      Directors' fees                                                         2
      Registration fees                                                      29
      Professional fees                                                      40
      Other                                                                  22
                                                                       --------
         Total expenses                                                   6,656
      Expenses paid indirectly                                               (1)
                                                                       --------
         Net expenses                                                     6,655
                                                                       --------
            Net investment income                                        26,565
                                                                       --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain                                                     31,750
   Change in net unrealized appreciation/depreciation                   129,905
                                                                       --------
            Net realized and unrealized gain                            161,655
                                                                       --------
Increase in net assets resulting from operations                       $188,220
                                                                       ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.











USAA INCOME STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001,
AND YEAR ENDED JULY 31, 2000
(UNAUDITED)

                                                       1/31/2001      7/31/2000
                                                      -------------------------
FROM OPERATIONS

   Net investment income                              $   26,565     $   64,333
   Net realized gain on investments                       31,750        167,813
   Change in net unrealized appreciation/depreciation
      of investments                                     129,905       (337,221)
                                                      -------------------------
      Increase (decrease) in net assets
         resulting from operations                       188,220       (105,075)
                                                      -------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net investment income                                 (28,436)       (66,895)
                                                      -------------------------
   Net realized gains                                    (52,882)      (200,451)
                                                      -------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                              48,667        139,044
   Reinvested dividends                                   74,859        247,947
   Cost of shares redeemed                              (128,731)      (616,201)
                                                      -------------------------
      Decrease in net assets from capital
         share transactions                               (5,205)      (229,210)
                                                      -------------------------
Net increase (decrease) in net assets                    101,697       (601,631)


NET ASSETS

   Beginning of period                                 1,882,665      2,484,296
                                                      -------------------------
   End of period                                      $1,984,362     $1,882,665
                                                      =========================

ACCUMULATED UNDISTRIBUTED
    NET INVESTMENT INCOME

   End of period                                      $    3,550     $    5,421
                                                      =========================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                             2,681          7,576
   Shares issued for dividends reinvested                  4,230         13,674
   Shares redeemed                                        (7,091)       (34,520)
                                                      -------------------------
      Decrease in shares outstanding                        (180)       (13,270)
                                                      =========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA INCOME STOCK FUND

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2001
(UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this semiannual report pertains only to the USAA Income Stock Fund (the Fund). The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. USAA Investment Management Company (the Manager) attempts to achieve this objective by investing the Fund's assets primarily in common stocks of well-established, large companies with above-average dividend yields.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date; interest income is recorded on the accrual basis. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended January 31, 2001, custodian fee offset arrangements reduced expenses by $1,000.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million -- $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the funds had two agreements with CAPCO -- $250 million committed and $500 million uncommitted.

Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2001.

(3) DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2001, were $119,260,000 and $144,393,000, respectively.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2001, were $579,825,000 and $85,125,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.50% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7)  FINANCIAL HIGHLIGHTS

Per-share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                                 YEAR ENDED JULY 31,
                             ------------------------------------------------------------------------------------------
                                 2001            2000            1999            1998            1997           1996
                             ------------------------------------------------------------------------------------------
Net asset value at
   beginning of period       $    17.63      $    20.69      $    19.65      $    19.01      $    15.85      $    14.96
Net investment income               .25             .56             .60             .75             .81             .77
Net realized and
   unrealized gain (loss)          1.52           (1.38)           1.75            1.66            3.88            1.16
Distributions from net
   investment income               (.27)           (.58)           (.58)           (.75)           (.79)           (.77)
Distributions of realized
   capital gains                   (.51)          (1.66)           (.73)          (1.02)           (.74)           (.27)
                             ------------------------------------------------------------------------------------------
Net asset value at
   end of period             $    18.62      $    17.63      $    20.69      $    19.65      $    19.01      $    15.85
                             ==========================================================================================
Total return (%)*                 10.28           (3.85)          13.05           13.28           31.46           13.21
Net assets at end
   of period (000)           $1,984,362      $1,882,665      $2,484,296      $2,496,570      $2,186,329      $1,710,769
Ratio of expenses to
   average net assets (%)           .68(a)          .67             .65             .65             .68             .72
Ratio of net investment
   income to average
   net assets (%)                  2.73(a)         2.97            3.06            3.85            4.73            4.84
Portfolio turnover (%)             6.56           13.34           34.20           22.34           34.95           32.38


 * ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS DURING THE PERIOD.
(a) ANNUALIZED. THE RATIO IS NOT NECESSARILY INDICATIVE OF 12 MONTHS OF OPERATIONS.








DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                        LEGAL COUNSEL
USAA Shareholder Account Services     Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road              Exchange Place
San Antonio, Texas 78288              Boston, Massachusetts 02109

CUSTODIAN                             INDEPENDENT AUDITORS
State Street Bank and Trust Company   KPMG LLP
P.O. Box 1713                         112 East Pecan, Suite 2400
Boston, Massachusetts 02105           San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS            INTERNET ACCESS
Call toll free - Central Time         USAA.COM(REGISTERED TRADEMARK)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777








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